                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                          Date of report: July 8, 1998
                    Capita Equipment Receivables Trust 1997-1

A New York                   Commission File                    I.R.S Employer
Corporation                  NO. 333-34793                      No. 13-7135550

                          c/o AT&T Capital Corporation
                     44 Whippany Road. Morristown, NJ 07962
                         Telephone Number (973) 397-3000

Item 5. Other Events


Capita Equipment Receivables Trust 1997-1
Monthly Servicing Report
Determination Date:             July 8, 1998      Payment Date:    July 15, 1998
Collection Period:              June 30, 1998

I. Information Regarding the Contracts

1. Contract Pool Principal Balance
     a. Beginning of Collection Period                      $921,043,819.01
     b. End of Collection Period                            $889,730,685.85
     c. Reduction for Collection Period                     $ 31,313,133.15

2. Delinquent Scheduled Payments
     a. Beginning of Collection Period                      $ 10,453,346.95
     b. End of Collection Period                            $  9,538,166.22

3. Liquidated Contracts
     a. Number of Liquidated Contracts
        with respect to Collection Period                               306
     b. Required Payoff Amounts of Liquidated Contracts     $  2,911,815.53
     c. Total Reserve for Liquidation Expenses              $            --
     d. Total Liquidation Proceeds Received                 $    325,303.36
     e. Liquidation Proceeds Allocated to Owner Trust       $    295,320.97
     f. Liquidation Proceeds Allocated to Depositor         $     29,982.39
     g. Current Realized Losses                             $  2,616,494.56

4. Prepaid Contacts
     a. Number of Prepaid Contracts with respect
        to Collection Period                                            330
     b. Required Payoff Amounts of Prepaid Contracts        $  4,298,787.02

5. Purchased Contracts (by TCC)
     a. Number of Contracts Purchased by TCC with
        respect to Collection Period                                      0
     b. Required Payoff Amounts of Purchased Contracts      $            --

6. Delinquency Status of Contracts (End of Collection Period)

                                                                                         % of Aggregate
                                Number of           % of        Aggregate Required      Required Payoff
                                Contracts         Contracts     Payoff Amounts             Amounts
                                ---------         ---------     ------------------      ---------------
a. Current                       66,027            94.06%         851,605,916.66               94.70%
b. 31-60 days                     2,093             2.98%          24,821,306.41                2.76%
c. 61-90 days                       966             1.38%          10,277,708.06                1.14%
d. 91-120 days                      480             0.68%           5,244,265.05                0.58%
e. 120+ days                        634             0.90%           7,319,655.89                0.81%
f. Total                         70,200           100.00%         899,268,852.07              100.00%

7. Historical Delinquency Experience with Respect to Contracts

                   % of                    % of                       % of                    % of
                  Aggregate              Aggregate                  Aggregate               Aggregate
               Required Payoff         Required Payoff           Required Payoff         Required Payoff
                   Amounts                Amounts                    Amounts                 Amounts
Collection
Periods       31-60 Days Past Due    61-90 Days Past Due     91-120 Days Past Due       120+ Days Past Due
----------    -------------------    -------------------     --------------------
06/30/98            2.76%                  1.14%                   0.58%                       0.81%
05/31/98            3.63%                  1.12%                   0.61%                       0.75%
04/30/98            3.46%                  1.03%                   0.63%                       0.69%
03/31/98            3.30%                  1.26%                   0.51%                       0.63%
02/28/98            6.09%                  1.42%                   0.59%                       0.52%
01/31/98            3.34%                  0.96%                   0.41%                       0.26%
12/31/97            3.17%                  0.86%                   0.36%                       0.01%
11/30/97            2.89%                  0.49%                   0.00%                       0.00%


8. Historical Loss Experience With Respect to Contracts

                                     Collection      3 Collection       6 Collection Periods        Cumulative Since
                                      Period         Periods Ending           Ending                  Cut-off Date
                                      June-98          June-98               June-98
                                     ----------      --------------    ---------------------      -----------------
a. Number of Liquidated Contracts       306                798                1,205                    1,276
b. Number of Liquidated                0.404%             1.055%              1.593%                   1.687%
   Contracts as a Percentage
   of Initial Contracts
c. Required Payoff Amounts of      2,911,815.53        8,394,403.59        12,235,027.44            12,890,062.97
   Liquidated Contracts
d. Liquidation Proceeds Allocated   295,320.97          600,194.64          1,075,039.25            1,088,789.47
   to Owner Trust
e. Aggregate Current Realized      2,616,494.56        7,794,208.95        11,159,988.19            11,801,273.50
   Losses
f. Aggregate Current Realized          0.228%             0.680%              0.973%                   1.029%
   Losses as a Percentage of
   Cut-off Date Contract Pool
   Principal Balance

II. Information Regarding the Securities

1. Summary of Balance Information

                                            Principal Balance as of  Class Factor as of  Principal Balance as of  Class Factor as of
                                   Coupon       July 15, 1998          July 15, 1998       June 15, 1998            June 15, 1998
   Class                            Rate         Payment Date           Payment Date        Payment Date             Payment Date
-----------                       -------   -----------------------  ------------------  -----------------------  ------------------
a. Class A-1 Notes                 5.790000%  $ 49,745,227.81            0.18255         $ 78,716,633.79            0.28887
b. Class A-2 Notes                 6.030000%  $252,000,000.00            1.00000         $252,000,000.00            1.00000
c. Class A-3 Notes                 6.120000%  $153,000,000.00            1.00000         $153,000,000.00            1.00000
d. Class A-4 Notes                 6.190000%  $261,210,000.00            1.00000         $261,210,000.00            1.00000
e. Class A-5 Notes                 5.781250%  $ 80,083,624.26            0.76270         $ 83,324,239.18            0.79356
f. Class B Notes                   6.450000%  $ 68,820,000.00            1.00000         $ 68,820,000.00            1.00000
g. Class C Notes(Quarterly Paying) 6.480000%  $ 34,410,000.00            1.00000         $ 34,410,000.00            1.00000
h. Total                              N.A.    $899,268,852.07            0.78406         $931,480,872.97            0.81214

Note:Aggregate Required Payoff Amount of all contracts at the end of the collection period is $899,268,852.07 and the CCA Balance is $80,989,246.37.

2. Monthly Principal Amount
     a. Principal Balance of Notes                                      $931,480,872.97
        (End of Prior Collection Period)
     b. Contract Pool Principal Balance (End of Collection Period)      $889,730,685.85
     c. Monthly Principal Amount                                        $ 41,750,187.12
3. Gross Collections
     a. Scheduled Payments Received                                     $ 31,061,972.18
     b. Liquidation Proceeds Allocated to Owner Trust                   $    295,320.97
     c. Required Payoff Amounts of Prepaid Contracts                    $  4,298,787.02
     d. Required Payoff Amounts of Purchased Contracts                  $            --
     e. Proceeds of Clean-up Call                                       $            --
     f. Investment Earnings on Collection, Note Distribution and
        Class C Funding Accounts                                        $    111,743.86
     g. Extension Fees Allocated to Owner Trust                         $      3,210.80
     h. Total Gross Collections (sum of (a) through (g))                $ 35,771,034.83
4. Determination of Available Funds
     a. Total Gross Collections                                         $ 35,771,034.83
     b. Withdrawal from Cash Collateral Account                         $  2,163,924.63
     c. Total Available Funds                                           $ 37,934,959.46
5. Class A-5 Swap
     a. Payment Details
        1- Class A-5 Assumed Fixed Rate                                       6.250000%
        2- Class A-5 Assumed Fixed Rate Day Count(30/360)                     0.0833333
        3- Class A-5 Interest Rate (Libor + .125%)                            5.781250%
        4- Class A-5 Interest Rate Day Count(Actual/360)                      0.0833333
        5- Class A-5 Principal Amount                                   $ 83,324,239.18

     b. Net Payment Calculation
        1- Class A-5 Assumed Fixed Payment                              $    433,980.41
        2- Class A-5  Interest Payment                                  $    401,431.88
        3- Net Class A-5 Swap Payment From/(To) the Trust               $     32,548.53

6. Application of Available Funds

          Item                               Amount           Remaining Available Funds
          ----                               ------           -------------------------
     a. Total Available Funds                                  37,934,959.46
     b. Servicing Fee                        959,420.64        36,975,538.82
     c. Interest on Notes:
        i)   Class A-1 Notes                 379,807.76        36,595,731.06
        ii)  Class A-2 Notes               1,266,300.00        35,329,431.06
        iii) Class A-3 Notes                 780,300.00        34,549,131.06
        iv)  Class A-4 Notes               1,347,408.25        33,201,722.81
        v)   Class A-5 Swap Net Settlement    32,548.53        33,169,174.28
        vi)  Class A-5 Notes                 401,431.88        32,767,742.40
        vii) Class B Notes                   369,907.50        32,397,834.90
        vii) Class C Funding Account         185,814.00        32,212,020.90
     d. Principal on Notes:
        i) Class A-1 Notes                28,971,405.98         3,240,614.92
        ii) Class A-2 Notes                        0.00         3,240,614.92
        iii) Class A-3 Notes                       0.00         3,240,614.92
        iv) Class A-4 Notes                        0.00         3,240,614.92
        v) Class A-5 Notes                 3,240,614.92                 0.00
        vi) Class B Notes                          0.00                 0.00
        vii) Class C Funding Account               0.00                 0.00
      e. Deposit to Cash                           0.00                 0.00
         Collateral Account
      f. Amount to be applied in                   0.00                 0.00
         accordance with CCA
         Loan Agreement
      g. Balance, if any, to Equity Certificates   0.00                 0.00

7. Accrued Monthly Principal and Interest Deposited into the Class C Funding Account

       Collection Period                          May-98         June-98
       Beginning Balance                           0.00         185,814.00
       Principal Deposited                         0.00            0.00
       Interest Deposited                       185,814.00      185,814.00
       Total Amount Available for Distribution  185,814.00      371,628.00
       Amount Distributed                          0.00            0.00
       Ending Balance                           185,814.00      371,628.00

8. Quarterly Application of Available funds in the Class C Funding Account

              Item                           Amount            Remaining Available Funds
              ----                           ------            -------------------------
     a. Total Available Funds                                         371,628.00
     b. Interest to Class C Note Holders        0                     371,628.00
     c. Principal to Class C Note Holders       0                     371,628.00


III. Information Regarding the Cash Collateral Account

1. Balance Reconciliation July 15, 1998

              Item                                             Payment Date
              ----                                             ------------
     a. Available Cash Collateral Amount (Beginning)            83,153,171
     b. Deposits to Cash Collateral Account (II.5(f))               0
     c. Withdrawals from Cash Collateral Account                2,163,924.63
     d. Releases of Cash Collateral Account Surplus                 0
       (Excess, if any of (a) plus (b) minus (c) over (f))
     e. Available Cash Collateral Amount (End)                 80,989,246.37
        (Sum of (a) plus (b) minus (c) minus (d))
     f. Requisite Cash Collateral Amount                       83,153,171.00
     g. Cash Collateral Account Shortfall (Excess,
        if any, of (f) over (e))                                2,163,924.63
2. Calculation of Requisite Cash Collateral Amount
     a. For Payment Dates from, and including, the
        December  1997 Payment Date  to,
        and including, the December 1998 Payment Date
        1) Initial Cash Collateral Amount                      83,153,171.00
     b. For Payment Dates from, and including, the
        November 1998 Payment Date until
        the Final Payment Date, the sum of
        1) 8.5% of the Contract Pool Principal Balance              0.00
        2) The Aggregate Principal Balance of the Notes             0.00
           and the Equity Certificate Balance less the
           Contract Pool Principal Balance
        3) Total ((1) plus (2))                                     0.00
     c. Floor equal to the lesser of
        1) 2% of Cut-Off Date Contract Pool Principal            22,938,806
        Balance ($22,938,806); and
        2) the Aggregate Principal Balance of the Notes        899,268,852.07
     d. Requisite Cash Collateral Amount                        83,153,171.00

3. Calculation of Cash Collateral Account Withdrawals
     a. Interest Shortfalls                                         0.00
     b. Principal Deficiency Amount                              2,163,924.63
     c. Principal Payable at Stated Maturity Date of                0.00
        Class of Notes or Equity Certificates
     d. Total Cash Collateral Account Withdrawals                2,163,924.63

IV. Information Regarding Distributions on Securities

            Distribution         Class A-1           Class A-2        Class A-3       Class A-4
              Amounts              Notes               Notes            Notes           Notes
            ------------         ---------           ---------        ---------       ---------
1. Interest Due               $   379,807.76        $1,266,300.00     $780,300.00    $1,347,408.25
2. Interest Paid              $   379,807.76        $1,266,300.00     $780,300.00    $1,347,408.25
3. Interest Shortfall         $           --        $          --     $        --    $          --
((1) minus (2))
4. Principal Due              $28,971,405.98        $          --     $        --    $          --
5. Principal Paid             $28,971,405.98        $          --     $        --    $          --
6. Total Distribution Amount  $29,351,213.74        $1,266,300.00     $780,300.00    $1,347,408.25
((2) plus (4))

          Distribution              Class A-5        Class B         Class C
            Amounts                   Notes           Notes            Notes        Totals
          -----------               ---------        -------         --------       ------
      1. Interest Due              $  401,431.88   $369,907.50       $    --      $ 4,545,155.39
      2. Interest Paid             $  401,431.88   $369,907.50       $    --      $ 4,545,155.39
      3. Interest Shortfall        $          --   $        --       $    --      $           --
      ((1) minus (2))
      4. Principal Due             $3,240,614.92   $        --       $    --      $32,212,020.90
      5. Principal Paid            $3,240,614.92   $        --       $    --      $32,212,020.90
      6. Total Distribution Amount $3,642,046.80   $369,907.50       $    --      $36,757,176.29
      ((2) plus (4))

V. Information Regarding Other Pool Characteristics

                                            As of End of          As of End of
                     Item                    June-98                 May-98
                                         Collection Period      Collection Period
                     ----                -----------------      -----------------
1. Original Contract Characteristics
       a. Original Number of Contracts         75,651                  N.A.
       b. Cut-Off Date Contract Pool        $1,146,940,285             N.A.
          Principal Balance
       c. Original Weighted Average             46.6                   N.A.
          Remaining Term (in months)
       d. Weighted Average Original Term        53.7                   N.A.
          (in months)
2. Current Contract Characteristics
       a. Number of Contracts                  70,200                71,062
       b. Average Contract Principal Balance  $12,674.23            $12,961.13
       c. Weighted Average Remaining Term       40.5                   41.2

VI. Capita Equipment Receivables Trust 1997-1 Prepayment Schedule

                        Since Issue
Period                      CPR
------                  -----------
0       December-97     -0.436%
1       January-98       5.709%
2       February-98      6.693%
3       March-98         6.904%
4       April-98         7.280%
5       May-98           7.462%
6       June-98          6.903%
7       July-98          7.298%


VII. Purchased, Liquidated and Paid Contracts

  A computer listing of all purchased, liquidated and paid contracts has been provided to the Indenture Trustee.

                             Servicer's Certificate

    (the "Servicer") under the Transfer and Servicing Agreement. dated as of
     December 3, 1997 (the "Transfer and Servicing Agreement"), among Capita Equipment Receivables Trust 1997-1, Antigua Funding Corporation, Bankers
  Trust Company, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 3.9 of the
   Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on July
                                   15, 1998.

                     This Certificate shall;; constitute the
                  Servicer's Certificate as required by Section
                3.9 of the Transfer and Servicing Agreement with
                   respect to the above Payment Date. Any term
                  capitalized but not defined herein shall have
                the meaning ascribed thereto in the Transfer and
                              Servicing Agreement.

                            AT&T Capital Corporation

                            Glenn A. Votek
                            ---------------------------------------
                            Glenn A Votek
                            Executive Vice President and Treasurer